UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' January 2007 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Disclaimer: Please note that these numbers as filed are preliminary and are subject to final review. Any potential entries will not affect the Schedule of Cash Receipts and Disbursements.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$42,324,251	$105,602,340	$0	$0	$4,159,331	$152,085,923	$51,910,064

RECEIPTS
FLYi Sales						0	93,297,281
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	5,811					5,811	60,305,813
Other	1,039,428	431,334			6,544	1,477,306	120,875,537

TOTAL RECEIPTS	1,045,239	431,334	0	0	6,544	1,483,117	274,821,585

DISBURSEMENTS
AP	449,304					449,304	14,408,804
Payroll Account	227,046					227,046	46,655,899
Payroll Taxes	162,250					162,250	10,116,534
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	25					25	6,843,005
Insurance	47,227					47,227	(512,835)
Fuel	(309,612)					(309,612)	12,378,947
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	0					0	4,723,098
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	818,414					818,414	13,678,503
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	13,417					13,417	183,928
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0				5,811	5,811	36,929,890
Other	6,120				2,888	9,009	17,742,377

TOTAL DISBURSEMENTS	1,414,191	0	0	0	8,699	1,422,891	174,585,500

NET CASH FLOW	(368,952)	431,334	0	0	(2,155)	60,226	100,236,085
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$41,955,299	$106,033,674	$0	$0	$4,157,176	$152,146,149	$152,146,149

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,422,891
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,422,891
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	-	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	-	2,711,437
Total other revenue	-	2,886,617

Total operating revenues	-	50,006,149
OPERATING EXPENSES
Operating expenses
Insider Compensation*	13,334	451,074
Wages	365,813	20,592,156
Fringes and benefits	28,605	5,784,977
Profit sharing	-	-
Aircraft fuel	-	19,859,940
Aircraft maintenance and materials	(28,275)	9,948,814
Aircraft rentals	-	11,670,148
Traffic commissions	(47,064)	611,195
CRS fees	(399,786)	93,458
Facilities rents	(237,522)	7,567,722
Landing fees	-	(354,075)
Depreciation and amortization	-	3,914,406
Other (schedule attached to MOR2CONT)	11,551	$3,577,287
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	26,650	(28,957,883)
Total operating expense	(266,695)	54,759,220

Net operating income (loss)	266,695	(4,753,071)
Net Profit (Loss) Before Other Income & Expenses	266,695	(4,753,071)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(631,204)	(5,850,122)
Interest expense	2,888	(411,700)
Government compensation	-	-
Other misc	-	(103,453,088)
Total other (income) expense	(628,316)	(109,714,910)
Net Profit (Loss) Before Reorganization Items	895,011	104,961,839
REORGANIZATION ITEMS
Professional Fees	799,500	8,151,694
U. S. Trustee Quarterly Fees	0	45,000
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	799,500	8,197,616
Income Taxes	964	112,617
Net Profit (Loss)	$ 94,547	$96,651,606

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	-	(1,787,235)
Glycol	(222)	(343,817)
Property taxes	5,000	2,040,120
Bussing	-	-
Hull insurance	11,221	290,506
Passenger supplies	-	51,704
Travel	-	(133,369)
Telecommunications	1,658	1,297,808
Passenger insurance	-	556,824
Passenger screening	-	(301,133)
Ground handling	-	338,792
Ground property equipment	-	101,981
Law enforcement	-	(252,099)
Beverage service	-	113,806
Liquor service	-	21,690
Reproduction expenses	-	146,072
Publicity	-	8,902
Uniforms	-	36,181
Office supplies	-	26,613
Moving	-	42
Miscellaneous	2,093	170,579
Legal	20,097	833,080
Accounting	(23,733)	(144,905)
Software rental / MIS	9,757	653,749
Directors fees	-	71,000
Additional services	55,193	(1,704,737)
Other insurance	14,786	2,438,247
Training	-	454,821
Bad debt	159	253,711
Passenger claims	212	293,434
Parking	-	176,225
Utilities	-	(11,239)
Freight	381	288,467
Recruiting	-	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	-	(2,392,098)
Corporate filing fees	(85,050)	245,871

Total other operating expenses	$ 11,551	$3,577,287

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$42,062,259	$8,438,994
Short term investments	105,450,000	20,581,561
Restricted cash	1,499,339	36,274,680
Accounts receivable, net	100,297,918	15,773,490
Expendable parts and fuel inventory, net	37,661	14,467,877
Prepaid expenses and other current assets	4,197,020	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$253,544,196	$132,323,705
OTHER ASSETS
Restricted Cash	3,116,876	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	11,112,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	419,643	7,685,603
TOTAL OTHER ASSETS	$14,648,519	$216,735,959

TOTAL ASSETS	$268,192,715	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$3,544,796	$0
Notes payable		-
Air traffic liability	833,822	-
Accrued liabilities	1,916,401	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	53,334	-
TOTAL POSTPETITION LIABILITIES	$6,348,353	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,000,128	$168,649,600
Priority Debt	10,482,516	3,173,302
Unsecured Debt	391,992,724	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	12,128,934	121,659,469
TOTAL PRE-PETITION LIABILITIES	$415,604,302	$610,687,054

TOTAL LIABILITIES (See note below)	$421,952,655	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(257,846,546)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$96,651,606	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($153,759,940)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$268,192,715	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated
amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition)
 above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other
Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	105	103,328	103,433	*	*	(0)
FICA-Employer & Employee	2,222	57,668	57,139			2,752
Unemployment	185	472	643			14
Income	-					-
Other:_________________	-					-
Total Federal Taxes	2,513	161,468	161,215			2,767
State and Local
Withholding	70	19,714	19,783			-
Sales	-					-
Excise	-					-
Unemployment	28	121	31			117
Real Property	-					-
Personal Property	399,069	5,000	71,277			332,792
Corporate	19,006					19,006
Municipal income taxes	-		-			-
Total State and Local	418,172	24,834	91,092			351,915

Total Taxes	420,685	186,303	252,306			354,681

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(4,152)	(40,000)	(19,587)	261,943	2,391,095	2,589,300
Wages Payable	42,695					42,695
Taxes Payable	354,681					354,681
Rent/Leases-Buildings, Airports, etc					287,626	287,626
Secured Debt/Adequate Protection Payments						-
Professional Fees	33,252	279,630	262,658	86,490	5,839	667,870
Amounts Due to Insiders*	13,334	40,000				53,334
Other:__________________________						-
Other:__________________________						-
Total Postpetition Debts	439,811	279,630	243,072	348,433	2,684,560	3,995,506

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: January 2007

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$416,054
+ Amounts billed during the period	-
- Amounts collected during the period	(62)
Total Accounts Receivable at the end of the reporting period	$415,992

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	415,992
Total Accounts Receivable	415,992
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$315,992

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)